SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:


| |    Preliminary Proxy Statement               |_|   Confidential; for use
|X|    Definitive Proxy Statement                      of the Commission Only
|_|    Definitive Additional Materials                 (as permitted by Rule
|_|    Soliciting Material Pursuant to                 14a-6(e)(2))
       Rule 14a-11 or Rule 14a-12


                               INTELLI-CHECK, INC.

--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

                (Name of Person(s) Filing Information Statement)

                               INTELLI-CHECK, INC.
                             246 Crossways Park West
                            Woodbury, New York 11797

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 11, 2001

--------------------------------------------------------------------------------

To the Shareholders of
INTELLI-CHECK, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INTELLI-CHECK, INC. (the "Company"), a Delaware corporation, will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, on Wednesday, July 11, 2001, at 11:00 a.m., local time, for the following purposes:

      1. To elect, subject to the provisions of the By-laws, two directors to serve for a three-year term and one director for a two-year term, until their re-elections and until their respective successors have been duly elected and qualified;

      2. To consider and act upon a proposal to approve the Company's 2001 Stock Option Plan;

      3. To consider and act upon a proposal to approve the selection of Arthur Andersen LLP as the Company's independent auditors for the 2001 fiscal year; and

      4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on June 1, 2001 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                                  By order of the Board of Directors.

                                             Frank Mandelbaum
                                             Chairman of the Board


Woodbury, New York
June 15, 2001

--------------------------------------------------------------------------------

                                    IMPORTANT
               IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS
               REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES
             INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL
                IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

--------------------------------------------------------------------------------

                               INTELLI-CHECK, INC.
                             246 Crossways Park West
                            Woodbury, New York 11797

            --------------------------------------------------------

                           P R O X Y  S T A T E M E N T

                                       for

                         ANNUAL MEETING OF SHAREHOLDERS

                            to be held July 11, 2001

            --------------------------------------------------------


                                                                   June 15, 2001


      The enclosed proxy is solicited by the Board of Directors of Intelli-Check, Inc., a Delaware corporation in connection with the Annual Meeting of Shareholders to be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on Wednesday, July 11, 2001, at 11:00 a.m., local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

      o     FOR the election as directors of the nominees listed below;

      o     FOR the adoption of the 2001 Stock Option Plan; and

      o FOR the confirmation of the selection of Arthur Andersen LLP as the Company's independent auditors for the 2001 fiscal year.


      The record date with respect to this solicitation is the close of business on June 1, 2001 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of Intelli-Check is 246 Crossways Park West, Woodbury, New York 11797, and its telephone number is (516) 992-1900. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted. This proxy statement and the accompanying proxy were mailed to you on or about June 15, 2001.


                            QUORUM AND REQUIRED VOTE

      The number of outstanding shares entitled to vote at the meeting is 7,827,923 common shares, par value $.001 per share. Each common share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

      o     directors shall be elected by a plurality of the votes cast;

      o the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required for:

            o     the approval of the 2001 Stock Option Plan;

            o the confirmation of the selection of Arthur Andersen LLP, as our independent auditors for fiscal 2001.

      Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                                 Proposal No. 1

                              ELECTION OF DIRECTORS

      The persons named in the accompanying proxy will vote for the election of the following three persons as directors, who are presently members of the Board of Directors, to hold office for the terms set forth below or until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All three nominees have consented to serve as directors if elected.

                          Position With the Company     Director   Current Term
Name and Age              and Principal Occupation       Since        Expires
------------              ------------------------      --------   ------------
Frank Mandelbaum, 67      Chairman, Chief Executive       1996       07/11/03
                          Officer and Director

Charles McQuinn, 60       Director                        1999       07/11/03

Howard Davis, 45          Director                        2000       07/11/01

      In early May, 2001, Kevin Messina, a founder and director of our Company since 1994 resigned from his position as our Senior Executive Vice President and Chief Technology Officer. His term as director expires on July 11, 2001 and he is not standing for election for another term. Due to these developments, our corporate governance committee determined that Messrs.

Mandelbaum and McQuinn be nominated for three-year terms and Mr. Davis be nominated for a two-year term.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the fiscal year ended December 31, 2000, the board of directors held five meetings. Only one of the directors did not attend all of the meetings of the board of directors.

      The board of directors has established a compensation committee which is comprised of Mr. Davis, chairperson, Mr. Levy and Mr. Cohen. The compensation committee reviews and determines the compensation for all officers and directors of our company and reviews general policy matters relating to the compensation and benefits of all employees. The compensation committee also administers the stock option plans.

      The board of directors has established a corporate governance committee, which is comprised of Mr. McQuinn, chairperson, Ms. Berezin and Mr. Levy. The corporate governance committee reviews our internal policies and procedures and by-laws and acts as our nominating committee for the board of directors.

      The board of directors has also established a technology oversight committee comprised of Mr. Levy, chairperson, Ms. Berezin and Mr. McQuinn. The technology oversight committee monitors the development of products and services offered by our company and advises management in planning future development of products and services within the framework of consumer, regulatory and competitive environments. This committee also monitors actions taken to protect our intellectual property and recommends appropriate actions in furtherance of that protection.

      The board of directors has established an audit committee which is comprised of Ms. Berezin, chairperson, Mr. McQuinn and Mr. Davis. The audit committee recommends to the board of directors the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, our internal accounting controls and audit practices and professional services rendered to us by our independent accountants. In compliance with recent regulations, on May 8, 2000, the audit committee adopted its charter which is attached as Exhibit A.

Report of the Audit Committee

      The following shall not be deemed to be "soliciting material" or to be "filed" with the Commission nor shall such information be incorporated by reference into any future filing of Intelli- Check under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

      With respect to the audit of the fiscal year ended December 31, 2000, the Audit Committee met once to review the fiscal year financial results and Intelli-Check's audited consolidated financial statements.

      In the course of this meeting, the Audit Committee discussed with the Company's independent auditors those matters required to be discussed by Statement on Accounting Standards No. 61, as amended, "Communication with Audit Committees," by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, as amended, "Independence Discussions with Audit Committee," by the Independence Standards Board and have discussed with the auditors the auditors' independence.

      Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

                         Audit Committee: Evelyn Berezin
                                          Charles McQuinn
                                          Howard Davis

Fiscal 2000 Audit Firm Fee Summary
----------------------------------

During fiscal year ended December 31, 2000, the Company retained its principal auditor, Arthur Andersen, to provide services in the following category and amount:


                         Audit Fees       $51,500
                         Other Services      -0-


                        DIRECTORS AND EXECUTIVE OFFICERS

      Our board of directors is a classified board with one-third of the directors being elected each year for a term of three years. The following table sets forth certain information with respect to each director and executive officer as of May 31, 2001:

                               Position With the Company            Held Office     Current Term
Name and Age                   and Principal Occupation             Since           Expires
------------                   ------------------------             -----           -------
Frank Mandelbaum, 67           Chairman, Chief Executive            1996            07/11/03
                               Officer and Director

Edwin Winiarz, 43              Senior Executive Vice                1999            07/11/02
                               President, Treasurer and Chief
                               Financial Officer and Director

W. Robert Holloway, 61         Senior Executive Vice                1999
                               President-Sales

                               Position With the Company            Held Office     Current Term
Name and Age                   and Principal Occupation             Since           Expires
------------                   ------------------------             -----           -------
Russell T. Embry, 38           Vice President, Information          1998
                               Technology
                               Interim Chief Technology             2001
                               Officer

Kevin Messina, 35              Director                             1994           07/11/01

Paul Cohen, 60                 Director                             1996           07/11/02

Evelyn Berezin, 76             Director                             1999           07/11/02

Charles McQuinn, 60            Director                             1999           07/11/03

Jeffrey Levy, 59               Director                             1999           07/11/03

Howard Davis, 45               Director                             2000           07/11/01

Business Experience
-------------------

      Frank Mandelbaum has served as our Chairman of the Board and Chief Executive Officer since July 1, 1996. He also served as Chief Financial Officer until September 1999. From January 1995 through May 1997, Mr. Mandelbaum served as a consultant providing strategic and financial advice to Pharmerica, Inc. (formerly Capstone Pharmacy Services, Inc.), a publicly held company. Prior to January 1995, Mr. Mandelbaum was Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Pharmerica, Inc. From July 1994 through December 1995, Mr. Mandelbaum served as Director and Chairman of the Audit and Compensation Committees of Medical Technology Systems, Inc., also a publicly held company. From November 1991 through January 1995, Mr. Mandelbaum served as Director of the Council of Nursing Home Suppliers, a Washington, D.C. based lobbying organization. From 1974 to date, Mr. Mandelbaum has been Chairman of the Board and President of J.R.D. Sales, Inc., a privately held financial consulting company. As required by his employment agreement, Mr. Mandelbaum devotes substantially all his business time and attention to our business.

      Edwin Winiarz was elected Senior Executive Vice President in July 2000, director in August 1999, and became Executive Vice President, Treasurer and Chief Financial Officer on September 7, 1999. From July 1994 until August 1999, Mr. Winiarz was Treasurer and Chief Financial Officer of Triangle Service Inc., a privately held national service company. From November 1990 through July 1994, Mr. Winiarz served as Vice President Finance/Controller of Pharmerica, Inc. (formerly Capstone Pharmacy Services, Inc.). From March 1986 until November 1990, Mr. Winiarz was a manager with the accounting firm of Laventhal & Horwath. Mr. Winiarz is a certified public accountant and holds an MBA in management information systems from Pace University.

      W. Robert Holloway was Vice President-Sales from October 1999 to July 2000 and was elected Senior Executive Vice President in July 2000. From April 1999 to October 1999, Mr.

Holloway was Director of Sales for The IdentiScan Company LLC. In February and March 1999, Mr. Holloway worked as an independent consultant. From August 1996 to January 1999, Mr. Holloway was Global Sales Manager for Welch Allyn, Inc. From October 1994 to July 1996, Mr. Holloway was Vice President and Sales Manager of Bowne & Company of New York. Mr. Holloway holds an AB in economics from Columbia University and an MBA in finance from Boston University.

      Russell T. Embry was appointed Interim Chief Technology Officer in May 2001. He has served as our Vice President, Information Technology, since July 1999. From January 1998 to July 1999, Mr. Embry was Lead Software Engineer with RTS Wireless. From April 1995 to January 1998, he served as Principal Engineer at GEC-Marconi Hazeltine Corporation. From August 1994 through April 1995, he was a staff software engineer at Periphonics Corporation. From September 1989 to August 1994, Mr. Embry served as Senior Software Engineer at MESC/Nav-Com. From July 1985 through September 1989, he was a software engineer at Grumman Aerospace. Mr. Embry holds a BS in Computer Science from Stony Brook and an MS in Computer Science from Polytechnic University, Farmingdale.

      Kevin Messina, a co-founder of Intelli-Check, was appointed as Chief Technology Officer in June 1998, and was elected Senior Executive Vice President in July 2000. Between June 1998 and July 2000, Mr. Messina served as our President. From our company's inception in October 1994 to June 1998, Mr. Messina served as our Executive Vice President, Chief Information Officer and Secretary. Prior to October 1994, Mr. Messina was the founder and President of K.M. Software, which served the banking and commodities industries. From 1998 through 2000, Mr. Messina was selected to serve on various industry councils for AAMVA and various committees of ANSI and the International Standards Organization (ISO). In August 1998, Mr. Messina was elected to the US delegation representing ANSI, the National Committee for Information and Technical Standards, the Information Technology Industry Council, the International Electrotechnical Commission and various other national bodies that are members of ISO. In November 1998, Mr. Messina was elected chairperson of the committee which was in charge of recommending encryption and bar code formats. Since then, AAMVA has adopted the recommendation as the standard for U.S. and Canadian driver licenses and ID cards for the five-year period ending in 2005. Mr. Messina resigned his position as Senior Executive Vice President and Chief Technology Officer in early May, 2001. Mr. Messina's term as a director expires on July 11, 2001 and he is not standing for reelection.

      Paul Cohen has served as a director of Intelli-Check since November 1996. From December 1990 to present, Mr. Cohen has been the director of pharmaceuticals for Allou Health and Beauty Care, Inc, a public company. Paul Cohen is the father of Todd Cohen, our former President.

      Evelyn Berezin was elected a director in August 1999. She has been, since October 1987, an independent management consultant to technology based companies. From July 1980 to September 1987, Ms. Berezin was President of Greenhouse Management Company, a venture capital fund dedicated to investment in early-phase high-technology companies. Ms. Berezin holds an AB in Physics from New York University and has held an Atomic Energy Commission Fellowship. Ms. Berezin is currently a member of the Board of Directors of Bionova Corp., a publicly held biotechnology company. In addition, she has served on the boards of a number of other public companies including Cigna Corp., Datapoint Corp., Koppers Company, Inc. and Genetic Systems Inc., as well as more than fourteen private technology-based companies.

      Charles McQuinn was elected a director in August 1999. He has been, since 1997, an independent product development/marketing consultant for Internet based products. Mr. McQuinn has also served as CEO of The McQuinn Group, Inc., a system integration and institutional marketing company, from November 1998 to the present. From 1995 to 1997, Mr. McQuinn was President of DTN West, a fixed income price quote company with products for banks and governments. From 1990 to 1995, Mr. McQuinn was President of Bonneville Market Information, an equities price quote company with products for traders and brokers. From 1985 to 1990, Mr. McQuinn was President of Bonneville Telecommunications Company, a satellite video and data company. Prior to 1985, he was with Burroughs Corporation in various product development/marketing/management positions. Mr. McQuinn holds a BS in marketing from Ball State University and an MBA in management from Central Michigan University.

      Jeffrey Levy was elected a director in December 1999. He has been, since February 1977 President and Chief Executive Officer of LeaseLinc, Inc., a third-party equipment leasing company and lease brokerage. Prior to 1977 Mr. Levy served as President and Chief Executive Officer of American Land Cycle, Inc. and Goose Creek Land Cycle, LLC, arboreal waste recycling companies. During that time he also served as Chief Operating Officer of ICC Technologies, Inc. and AWK Consulting Engineers, Inc. Mr. Levy has had a distinguished career as a member of the United States Air Force from which he retired as a colonel in 1988. He serves as a board member of the Northern Virginia Chapter of Mothers Against Drunk Driving, the Washington Regional Alcohol Program, the Zero Tolerance Coalition and the National Drunk and Drugged Driving Prevention Month Coalition and is a member of the Virginia Attorney General's Task Force on Drinking by College Students and MADD's National Commission on Underage Drinking. Mr. Levy holds a BS in International Relations from the United States Air Force Academy, a graduate degree in Economics from the University of Stockholm and an MBA from Marymount University.

      Howard Davis was appointed a non-voting advisor to the Board in December 1999 and elected a director in March 2000. He has been, since 1997, Executive Vice President of GunnAllen Financial Inc., where he is the executive responsible for the investment banking and corporate finance division. From 1990 to 1997 Mr. Davis was President and Chief Executive Officer of Kensington Securities, Inc. In 1997, when Mr. Davis joined GunnAllen the business of Kensington changed and was ultimately sold to an unrelated third party. Mr. Davis has also served as President of Wentworth Securities, Inc. from 1988 to 1990 and prior to that as President of Numero Uno Franchise Corporation. He has attended the University of Southern California, California State University, Northridge and Kent State University where he majored in Finance and Accounting.

      Executive officers are elected by and serve at the discretion of the board of directors at each annual meeting of the board of directors, or when their successors are elected and qualified to serve.

                             EXECUTIVE COMPENSATION

      The following table sets forth compensation paid to executive officers whose compensation was in excess of $100,000 for any of the three fiscal years ended December 31, 2000. No other executive officers received total salary and bonus compensation in excess of $100,000 during any of such fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                               Long-Term
                                                   Annual Compensation        Compensation
                                                  ----------------------   ---------------------
                                                                           Securities Underlying
Name And Principal Position                       Year(s)      Salary ($)      Options/SARS (#)
---------------------------                       -------      ----------  ----------------------
Frank Mandelbaum                                   2000         150,000                --
Chairman & CEO                                     1999         150,000            75,000
                                                   1998         150,000            50,000

Kevin Messina                                      2000         150,000                --
Senior Executive President                         1999         150,000            75,000
                                                   1998         150,000                --

Edwin Winiarz                                      2000         125,000            25,000
Senior Executive Vice President, Chief             1999          37,981            50,000
Financial Officer                                  1998              --                --

W. Robert Holloway                                 2000         115,000                --
Senior Executive Vice President - Sales            1999          19,904            20,000
                                                   1998              --                --

Russell T. Embry                                   2000         104,052            25,000
Vice President, Information                        1999          40,000            40,000
Technology, Interim Chief                          1998              --                --
Technology Officer

      The options shown above were granted under the 1998 and 1999 Stock Option Plans. The options granted to Messrs. Mandelbaum and Messina are exercisable at $3.00 per share. Of the options granted to Mr. Winiarz, 50,000 at $5.00 per share are currently exercisable and 25,000 will become exercisable at $10.75 per share on September 1, 2001. The options granted to Mr. Holloway are exercisable at $7.50 per share. All options expire five years after the date of grant. Of the options granted to Mr. Embry, 12,500 are currently exercisable at $8.75 per share, 15,000 are currently exercisable at $7.50 per share 20,000 are currently exercisable at $11.625 per share and 12,500 will become exercisable on July 13, 2001 at $8.75 per share.

      Mr. Mandelbaum has an employment agreement expiring December 31, 2001, which provides for a base annual salary of $225,000. Mr. Messina had an employment agreement which, prior to his resignation in early May, 2001, would have expired December 31, 2001, which provided for a base annual salary of $225,000. Both agreements provided that until such time as we receive payment for gross sales of at least $1,000,000, the salaries were capped at $150,000. During April 2001, that sales milestone was reached, and salaries for each of Mr. Mandelbaum and Mr. Messina were adjusted. Because of our limited resources in the past, Messrs. Mandelbaum and Messina have from time to time agreed to defer the receipt of substantial portions of their salaries. In May 1999, Mr. Mandelbaum's deferred salary was reduced by $150,000 by the issuance to him of 75,000 shares of our common stock and warrants entitling him to purchase an additional 75,000 shares of our common stock at a price of $3.00 per share at any time prior to May 3, 2001. In May 1999, Mr. Messina's deferred salary was reduced by $10,126 through the issuance to him of 5,063 shares of our common stock and warrants to purchase 5,063 shares of our common stock at a purchase price of $3.00 per share at any time prior to May 3, 2001. As of June 30, 1999, Mr. Mandelbaum's deferred salary was approximately $375,000, Mr. Messina's deferred salary was approximately $200,000 and our former President Mr. Todd Cohen's deferred salary was approximately $110,000. In June 1999, Mr. Messina received, in lieu of all deferred salary, options to purchase 207,000 shares of common stock at an exercise price of $3.00 per share. Also in June 1999, Mr. Mandelbaum received, in lieu of all deferred salary, options to purchase 375,000 shares of common stock at an exercise price of $3.00 per share.

      In June 1999, Mr. Todd Cohen, who resigned as President in April 1998, received, in lieu of all deferred salary, options to purchase 110,000 shares of common stock at an exercise price of $3.00 per share.

      All the options granted in exchange for deferred salary expire five years after the date of grant.

      The following table summarizes options granted during the year ended December 31, 2000 to the named executive officers other than stock options granted for deferred compensation:

---------------------------------------------------------------------------------------------------------
                             Individual Grants                                          Potential
                                                                                    Realizable Value at
                                                                                   Assumed Annual Rates
                                                                                     of Stock Price
                                                                                       Appreciation
                                                                                      for Option Term
---------------------------------------------------------------------------------------------------------
                               % of Total
             Number of           Options
            Securities          Granted To
            Underlying          Employees
             Options             in 2000         Exercise      Expiration
             Granted           Fiscal Year         Price           Date            5%            10%

---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                    Individual Grants                           Potential
                                                                            Realizable Value at
                                                                           Assumed Annual Rates
                                                                             of Stock Price
                                                                               Appreciation
                                                                              for Option Term
-----------------------------------------------------------------------------------------------
Edwin
Winiarz              25,000        10.4%        $10.75       9/1/05       $74,250     $164,075
-----------------------------------------------------------------------------------------------
Russell T.           25,000        10.4%        $8.75        7/13/05      $60,436     $133,549
Embry
-----------------------------------------------------------------------------------------------

      Pursuant to their employment agreements, Messrs. Mandelbaum and Messina each received a grant in August 1999 of options to purchase 75,000 shares of our common stock at a purchase price of $3.00 per share. The options became exercisable with respect to 25,000 shares of our common stock on January 1, 2000, an additional 25,000 shares became exercisable on January 1, 2001, and the final 25,000 shares will become exercisable on January 1, 2002, provided they are employed by us at that date. The options expire five years from the date of grant. Due to Mr. Messina's resignation on May 3, 2001, the remaining 25,000 will not become exercisable and, upon the expiration of his term as director on July 11, 2001, he will have ninety days to exercise the 50,000 vested options or they will terminate. During the year ended December 31, 2000, we granted employees other than the executive officers named above options to purchase 156,000 shares of common stock under the 1998 Stock Option Plan and 190,000 shares of common stock under the 1999 Stock Option Plan.

      The amounts shown as potential realizable value represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices. These amounts represent certain assumed rates of appreciation in the value of our common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

                              EMPLOYMENT AGREEMENTS

      Effective January 1, 1999, Mr. Mandelbaum and Mr. Messina each entered into a three-year employment agreement with Intelli-Check. Mr. Mandelbaum's agreement expires December 31, 2001, while Mr. Messina's expired upon his resignation in early May 2001. Each of the agreements provided for a base salary of $225,000. However, until such time as we received payment for gross sales of at least $1,000,000, the salaries were capped at $150,000. During April 2001, that sales milestone was reached and the salaries for each of Mr. Mandelbaum and Mr. Messina were adjusted. The agreements also provide for the payment of a bonus if our sales exceed $2,000,000 in the previous year. The bonus will be in the amount of $50,000 plus 1% of the amount of sales in excess of $2,000,000 in each year. In addition, for each fiscal year ending during the term of the employment agreements, we will grant to each of the executives an option to purchase the greater of 25,000 shares of our common stock at fair market value on the date of grant or 10,000 shares of our common stock at fair market value on the date of grant for each full $250,000 by which pre-tax profits for each year exceeds pre-tax profits for the prior fiscal year. However, we are not required to grant options to purchase more than 150,000 shares of our common stock with respect to any one fiscal year.

      If there shall occur a change of control, as defined in the employment agreement, the employee may terminate his employment at any time and be entitled to receive a payment equal to 2.99 times his average annual compensation, including bonuses, during the three years preceding the date of termination, payable in cash to the extent of three months' salary and the balance in shares of our common stock based on a valuation of $2.00 per share. Included within the definition of change of control for purposes of the employment agreements is the first day on which a majority of the directors of the company do not consist of individuals recommended by Messrs. Mandelbaum, Messina and one outside director. In early May, 2001, Mr. Messina resigned his positions as an employee of our company and his employment agreement is no longer applicable.

      We have entered into a two-year employment agreement with Mr. Winiarz, which became effective on September 7, 1999. The agreement provides for a base salary of $125,000. In addition, we granted Mr. Winiarz an option to purchase 50,000 shares of common stock of which 30,000 options were immediately exercisable at $5.00 per share and 20,000 options became exercisable on September 7, 2000 at $5.00 per share.

      We entered into a two-year employment agreement with Mr. Holloway, which became effective on October 25, 1999. The agreement provides for a base salary of $115,000. In addition, we granted Mr. Holloway an option to purchase 50,000 shares of common stock at $7.50 per share, of which 20,000 shares are immediately exercisable and 5,000 shares become exercisable for each 10,000 units of ID-Check sold that exceed 10,000. The maximum options that can be earned in any calendar year may not exceed 100,000. Any options earned above the initial 50,000 options will be at fair market value on the date of grant.

      Under the terms of the agreements, each of the executives has the right to receive his compensation in the form of shares of common stock valued at 50% of the closing bid price of our shares of common stock as of the date of the employee's election, which is to be made at the beginning of each quarter. In addition, each of the employment agreements requires the executive to devote substantially all his time and efforts to our business and contains non-competition and nondisclosure covenants of the officer for the term of his employment and for a period of two years thereafter. Each employment agreement provides that we may terminate the agreement for cause.

                            COMPENSATION OF DIRECTORS

      Non-employee directors receive a fee of $500 for attending board meetings and $250 for attendance at such meetings held telephonically. They also receive a fee of $250 for each committee meeting held on a date other than that of a board meeting and are reimbursed for expenses incurred in connection with the performance of their respective duties as directors. In August 1999, each non-employee director, Messrs. Paul Cohen and McQuinn and Ms. Berezin, received a grant of a non-qualified stock option to purchase an aggregate of 45,000 shares of our common stock upon their election as a director at an exercise price of $3.00 per share. Of these options, 30,000 are immediately exercisable and an additional 15,000 will be exercisable on the next anniversary of the date of grant, provided the director is re-elected or continues to serve the term to which he or she was elected. On December 13, 1999, Mr. Levy and Mr. Davis were each granted non-qualified options to purchase 15,000 shares of our common stock at an exercise price of $11.625, the fair market value on the date of grant. These options are immediately exercisable. In addition, in July 2000, they were each granted non-qualified options to purchase an aggregate of 30,000 shares of our common stock for serving as a director at an exercise price of $8.25 per share. Of these options, 15,000 are immediately exercisable and 15,000 will be exercisable at the time of the annual meeting for Mr. Levy, and for Mr. Davis provided he is re-elected. Options granted to non-employee directors expire three months after the date his or her service terminates. Mr. Paul Cohen had previously been granted options to purchase 30,000 shares of common stock exercisable at $3.00 per share. Mr. Cohen also received an option to purchase 50,000 shares of common stock exercisable at $3.00 per share in connection with a one-year consulting agreement dated November 1, 1997.

      In addition, non-employee directors who are members of a committee are entitled to receive grants of stock options for each year served. Each chairperson of a committee receives options to purchase 2,500 shares of our common stock, while a committee member receives options to purchase 1,500 shares of our common stock. In March 2000 and July 2000, the following non-qualified options were granted to committee chairpersons:

          Name                  Committee                Number of Options
          ----                  ---------                -----------------

                                                      March 2000     July 2000
                                                      ----------     ---------

        Ms. Berezin         Audit                        2,500          2,500
        Mr. McQuinn         Corporate Governance         2,500          2,500
        Mr. Levy            Technology Oversight         2,500          2,500
        Mr. Davis           Compensation                                2,500

        The following  non-qualified options were granted to committee members:

                                                      March 2000     July 2000
                                                      ----------     ---------

        Mr. Cohen     Compensation, Audit                3,000          1,500

        Ms. Berezin   Corporate Governance,
                      Technology Oversight               3,000          3,000

        Mr. McQuinn   Audit, Technology Oversight        3,000          3,000

        Mr. Levy      Corporate Governance, Compensation                3,000

        Mr. Davis     Audit                              1,500          1,500

      These options, which are exercisable at $12.125 for options granted in March 2000 and $8.75 for options granted in July 2000, the fair market value on the date of grant, are immediately exercisable during the committee member's term and expire five years from date of grant.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

      The full Board of Directors made all decisions concerning executive compensation during fiscal 2000. No executive officers of the Corporation served as a member of the board of directors of another entity during fiscal 2000.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of May 31, 2001 certain information regarding beneficial ownership of Intelli-Check's common stock by each person who is known by us to beneficially own more than 5% of our common stock. The table also identifies the stock ownership of each of our directors, each of our officers, and all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

      Unless otherwise indicated, the address for each of the named individuals is c/o Intelli-Check, Inc., 246 Crossways Park West, Woodbury, New York 11797.

      Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

      The applicable percentage of ownership is based on 7,827,923 shares outstanding as of May 31, 2001.

--------------------------------------------------------------------------------
           Name                          Shares Beneficially Owned
                                                                        Percent
--------------------------------------------------------------------------------
Frank Mandelbaum                                   1,257,000             15.2
--------------------------------------------------------------------------------
Kevin Messina                                      1,367,836             16.7
--------------------------------------------------------------------------------
Edwin Winiarz                                         50,000                *
--------------------------------------------------------------------------------
W. Robert Holloway                                    22,000                *
--------------------------------------------------------------------------------
Russell T. Embry                                      47,500                *
--------------------------------------------------------------------------------
Paul Cohen                                           291,385              3.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Name                          Shares Beneficially Owned
                                                                        Percent
--------------------------------------------------------------------------------
Evelyn Berezin                                        41,000                *
--------------------------------------------------------------------------------
Charles McQuinn                                       41,000                *
--------------------------------------------------------------------------------
Jeffrey Levy                                          38,300                *
--------------------------------------------------------------------------------
Howard Davis                                          35,500                *
--------------------------------------------------------------------------------
Todd Cohen                                         1,055,800             13.3
--------------------------------------------------------------------------------
Empire State Development, formerly                   550,000              7.0
New York State Science and Technology
Foundation
--------------------------------------------------------------------------------
All Executive Officers and Directors as a group    3,216,521             35.1
(10 persons)
--------------------------------------------------------------------------------

* Indicates beneficial ownership of less than one percent of the total outstanding common stock.

      The amounts shown for Mr. Mandelbaum do not include 31,400 shares held by Mr. Mandelbaum's wife, for which Mr. Mandelbaum disclaims beneficial ownership.

      The amounts shown for Mr. Paul Cohen do not include 50,000 shares held by Mr. Cohen's wife and 2,500 shares held by Mr. Cohen's daughter, for which Mr. Cohen disclaims beneficial ownership.

      Mr. Todd Cohen's address is P. O. Box 20054, Huntington Station, New York 11746.

      Due to recent legislation, all assets of the New York State Small Business Technology Investment Fund which were located in the New York State Science and Technology Foundation were transferred to The Urban Development Corporation d/b/a Empire State Development. The Commissioner of Empire State Development is Charles A. Gargano. The members of the Board of Directors are Charles A. Gargano, J. Patrick Barrett, Charles E. Dorkey, III, David Feinberg, Anthony Gioia, Deborah Weight and Elizabeth McCaul. The address for that fund is 633 Third Avenue, New York, NY 10017.

      The amounts shown in the table above for the following persons include the right to acquire the number of shares shown pursuant to currently exercisable stock options and/or warrants at the exercise price shown:

--------------------------------------------------------------------------------
     NAME                         NUMBER OF SHARES          EXERCISE PRICE
--------------------------------------------------------------------------------
Frank Mandelbaum                      550,000                  $ 3.00
--------------------------------------------------------------------------------
Kevin Messina                         382,000                  $ 3.00
--------------------------------------------------------------------------------
Edwin Winiarz                          50,000                  $ 5.00
--------------------------------------------------------------------------------
W. Robert Holloway                     20,000                  $ 7.50
--------------------------------------------------------------------------------
Russell T. Embry                       15,000                  $ 7.50
                                       20,000                   11.625
                                       12,500                    8.75
--------------------------------------------------------------------------------
Paul Cohen                            110,000                  $ 3.00
                                        3,000                   12.125
                                        1,500                    8.75
--------------------------------------------------------------------------------
Evelyn Berezin                         29,500                  $ 3.00
                                        5,500                   12.125
                                        5,500                    8.75
--------------------------------------------------------------------------------
Charles McQuinn                        29,000                  $ 3.00
                                        5,500                   12.125
                                        5,500                    8.75
--------------------------------------------------------------------------------
Jeffrey Levy                           15,000                  $11.625
                                        2,500                   12.125
                                       20,500                    8.75
--------------------------------------------------------------------------------
Howard Davis                           15,000                  $11.625
                                        1,500                   12.125
                                       19,000                    8.75
--------------------------------------------------------------------------------
Todd Cohen                            110,000                  $ 3.00
--------------------------------------------------------------------------------

                              CERTAIN TRANSACTIONS

      In October 1994, Messrs. Todd Cohen and Kevin Messina co-founded Intelli-Check and each purchased 975,000 shares of common stock for $975. In April 1998, Mr. Todd Cohen resigned as an officer of our company for personal reasons and in August 1999, he completed his term as a director. In May 2001, Mr. Messina resigned as an officer of our company for personal reasons and will complete his term as director on July 11, 2001.

      In June 1996, Mr. Messina's company, K.M. Software, assigned two copyrights covering certain software employed by ID-Check and a patent application covering the ID-Check technology to Intelli-Check for an agreement to pay $98,151 plus interest. The agreement also gave K.M. Software, or its successor, the right to reclaim the rights to the copyrights and the patent under certain specified conditions. In May 1999, the prior agreement was superseded and in exchange Mr.

Messina received 69,937 shares of our common stock and warrants to purchase 69,937 shares of our common stock, at $3.00 per share, exercisable at any time prior to May 3, 2001. The May 1999 agreement provides for the payment by Intelli-Check of royalties equal to 0.005% of gross sales from $2,000,000 to $52,000,000 and 0.0025% of gross sales in excess of $52,000,000. Also, in May 1999, Mr. Messina's deferred salary was reduced by $10,126 through the issuance to him of 5,063 shares of our common stock and warrants to purchase 5,063 shares of our common stock at a purchase price of $3.00 per share at any time prior to September 30, 2001. In June 1999, the balance of Mr. Messina's deferred salary was reduced to zero by the issuance of options to purchase 207,000 shares of our common stock at a purchase price of $3.00 per share at any time prior to June 30, 2004.

      In June 1996, Frank Mandelbaum, Intelli-Check's Chief Executive Officer and Chairman of the Board of Directors, purchased 950,000 shares of common stock for $50,000. From time to time since then, Mr. Mandelbaum loaned money to Intelli-Check totaling $142,000. In November 1997, Mr. Mandelbaum converted his outstanding loans into 71,000 shares of our common stock and warrants to purchase 71,000 shares of our common stock at $3.00 per share expiring on June 30, 2000. In May 1999, Mr. Mandelbaum's deferred salary was reduced by $150,000 through the issuance to him of 75,000 shares of our common stock and warrants to purchase 75,000 shares of our common stock at a purchase price of $3.00 per share at any time prior to September 30, 2001. In June 1999, Mr. Mandelbaum's deferred salary was reduced to zero by the issuance of options to purchase 375,000 shares of our common stock at an exercise price of $3.00 per share at any time prior to June 30, 2004. In December 2000, Mr. Mandelbaum exercised 71,000 warrants.

      In November 1997, one of our directors, Paul Cohen, received an option to purchase 50,000 shares of common stock exercisable at $3.00 per share in connection with a one-year consulting agreement. Also in November 1997, Mr. Cohen's wife purchased 25,000 units consisting of one share of common stock and one warrant to purchase an additional share of common stock for $3.00 in connection with one of our private placements. The purchase price was $50,000. In August 1999, Mr. Cohen purchased one unit in connection with our most recent private placement. The unit consists of a promissory note having a principal amount of $50,000, bearing interest at the annual rate of 10% and a warrant to purchase 2,500 shares of our common stock for $3.00 per share. In December 2000, Mr. Cohen exercised 37,500 warrants.

      In June 1999, all deferred compensation due to Todd Cohen, our former President and director, was eliminated by the issuance of options to purchase 110,000 shares of common stock at an exercise price of $3.00 per share at any time prior to June 30, 2004.

                                 Proposal No. 2

                         PROPOSED 2001 STOCK OPTION PLAN

      There is being submitted to the shareholders for approval at the Annual Meeting, the Intelli-Check, Inc. 2001 Stock Option Plan which authorizes the issuance not later than December 31, 2011 of options to purchase up to 500,000 of our common shares. The 2001 Plan was approved by our board of directors at a meeting held on May 7, 2001 subject to shareholder approval.

      Our board of directors believes that Intelli-Check and our shareholders have benefitted from the grant of stock options in the past and that similar benefits will result from the adoption of the 2001 Plan. We believe that stock options play an important role in providing eligible employees with an incentive and inducement to contribute fully to the further growth and development of our company because of the opportunity to acquire a proprietary interest in our company on an attractive basis.


      All stock options granted under the 2001 Plan will be exercisable at such time or times and in such installments, if any, as our compensation committee or the board of directors may determine and expire no more than ten years from the date of grant. The exercise price of the stock option will be the fair market value of our common shares on the date of grant and must be paid in cash. The fair market value of our shares at May 31, 2001 was $8.55. Options are non-transferable except by will or by the laws of descent and distribution. Each option to be granted under the 2001 Plan will be evidenced by an agreement subject to the terms and conditions set forth above.


      Options granted under the 2001 Plan terminate three months after the optionee's relationship with us is terminated except if termination is by reason of death or disability. In the case of death or disability, the option terminates twelve months after the optionee's death or termination of employment by reason of disability. If an employee's employment is terminated for cause, then any unexercised options held by the employee are cancelled upon termination of employment. In the case of a non-employee director who has served his or her full term, all vested options remain exercisable until the termination date set forth in the stock option agreement to which such options relate.

      Our board of directors has a limited right to modify or amend the 2001 Plan which does not include the right to increase the number of shares which is available for the grant of options.

      During the term of the 2001 Plan, our eligible employees will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of our other shareholders. The grant and exercise of the options also may affect our ability to obtain additional capital during the term of any options.

      The 2001 Plan will be administered by the compensation committee appointed by the board of directors. The compensation committee currently consists of Messrs. Davis, Chair, Levy and Paul Cohen. None of Mr. Cohen, Mr. Levy or Mr. Davis is an employee of our company.

      Our board of directors is recommending the adoption of the 2001 Plan. The description of the proposed 2001 Plan set forth above is qualified in its entirety by reference to the text of the 2001 Plan as set forth in Exhibit B.

                         FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the Federal income tax treatment of the stock options which may be granted under the 2001 Plan based upon the current provisions of the Internal Revenue Code.

      An option holder who exercises a non-qualified stock option will recognize taxable compensation at the date of exercise with respect to the difference between the fair market value of the option shares at exercise and the exercise price paid to purchase such shares. Intelli-Check generally will be entitled to a corresponding deduction for such compensation. At such time as the option stock is sold, the option holder will recognize either short-term or long-term capital gain income (depending upon the length of time such stock has been held) in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. In general, the option holder's tax basis in the shares will be equal to their fair market value on the date of exercise, and the holding period of the shares will begin at exercise with respect to the excess of the option stock sale price over the exercise price paid to purchase such shares.

      An option holder which exercises an incentive stock option will not realize any regular taxable income. At the date of exercise, the option holder may, depending on his or her personal tax situation, be subject to Alternative Minimum Tax ("AMT") because the difference between the fair market value of the shares at exercise and the exercise price represents an AMT preference item.

      The tax consequences of a disposition of incentive stock option depends upon the length of time the stock has been held by the employee. If the employee holds the option stock for at least two years after the option is granted and one year after the exercise of the option, any gain realized on the sale is long-term capital gain. In order to receive long-term capital gain treatment, the employee must remain in Intelli-Check's employ from the time the option is granted until three months before its exercise (twelve months in the event of termination due to the death of disability of the employee). Intelli-Check will not be entitled to a deduction in this instance.

      If the option stock is not held for the requisite holding period described above, a "disqualifying disposition" will occur. A disqualifying disposition results in the employee recognizing ordinary compensation income to the extent of the lesser of: (1) the fair market value of the option stock on the date of exercise less the option price ("the spread"), or (2) the amount realized on disposition of the option stock less the option price. Intelli-Check will be entitled to a deduction at this time for such ordinary compensation income. The option holder's basis in such shares will be the fair market value on the date of exercise.

      The exercise of an option through the exchange of common shares already owned by the option holder generally will not result in any taxable gain or loss on the unrealized appreciation of the shares so used and so long as the shares were held by the optionee for at least six months prior to exercise of the option and Intelli-Check will not realize any tax consequences.

      If an option holder transfers previously owned stock that was acquired other than by exercising incentive stock options to exercise a non-qualified option or an incentive stock option, this may be done in a manner that will not result in taxation up to the fair market value of the surrendered stock. This transaction is viewed as a tax-free exchange of stock in the same corporation up to an equal value of option stock. In this situation, there is no taxation to the option holder or to Intelli-Check on any appreciation in value of the previously held stock. However, if additional shares of option stock are received by the option holder, they are treated as taxable compensation for services includible in his or her gross income. Intelli-Check is entitled to a corresponding tax deduction for such compensation.

      If an employee transfers previously owned incentive stock option stock to exercise an incentive stock option, this may be done in a tax-free manner unless a disqualifying disposition of such previously owned incentive stock option shares, incentive stock option "pyramiding rules" apply whereby the post-acquisition gain in value of such shares is taxed to the employee as compensation. In addition, compensation is attributed to the employee to the extent of the spread at the acquisition date of such previous owned incentive stock option shares. Intelli-Check is entitled to a corresponding tax deduction for such compensation.

      For purposes of determining whether shares have been held for the long-term capital gain holding period, the holding period of shares received will generally include the holding period of shares surrendered only if the shares received have the same basis, in whole or in part, in the employee's hands as the shares surrendered.

      Whenever under the 2001 Plan shares are to be delivered upon exercise of a stock option, Intelli-Check shall be entitled to require as a condition of delivery that the option holder remit to Intelli-Check an amount sufficient to satisfy all Federal, state, and other governmental withholding tax requirements related thereto.

                                 Proposal No. 3

                      RATIFICATION OF SELECTION OF AUDITORS

      Our board of directors recommends the selection of Arthur Andersen LLP as independent auditors to examine Intelli-Check's financial statements for the fiscal year ending December 31, 2001.

      Representatives of Arthur Andersen LLP are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting.

                              SHAREHOLDER PROPOSALS

      Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by Intelli-Check for inclusion in material relating to such meeting not later than March 14, 2002.

                                    EXPENSES

      All expenses in connection with solicitation of proxies will be borne by Intelli-Check. Officers and regular employees of Intelli-Check may solicit proxies by personal interview and telephone and telegraph. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

                                By Order of the Board of Directors,

                                Frank Mandelbaum
                                Chairman

                                                                       Exhibit A

                               INTELLI-CHECK, INC.

                                 AUDIT COMMITTEE

                                     Charter

The Audit Committee of the Board of Directors (the "Committee") shall assist the Board of Directors in fulfilling its fiduciary and other obligations with respect to accounting and financial matters. Specifically, and without limiting the generality of the foregoing, the Committee shall:

      1. Consist of three Qualified Independent members of the Board of Directors ("Board") appointed by the Board. The Board also appoints the chairperson of the Committee.

      2. Review the qualification, performance and independence of the Corporation's independent auditors and recommend independent auditors for appointment annually by the Board.

      3. Establish an open avenue of communications among the independent accountants, financial and senior management and the Board of Directors. Affirm that the independent accountants report directly to the Audit Committee and the Board.

      4. Review with the auditors the adequacy and effectiveness of the Corporation's system of internal financial controls and accounting practices to achieve reliability and integrity in the Corporation's financial statements, and initiate such examinations of such controls and practices as the Committee deems advisable. As part of this process, the Committee shall review the auditor's management review letter each year.

      5. Review the authority and duties of the Corporation's chief financial officer and chief accounting officer and the performance by each of them of their respective duties.

      6. Prior to the commencement of the Corporation's annual external audit, review with the Corporations' independent auditors the scope of their audit function and estimated audit fees.

      7. Subsequent to the completion of the Corporation's annual external audit, review the report and recommendations of the independent auditors with the independent auditors and the Corporations' management, as well as any difficulties encountered during the course of the audit.

      8. Review the annual and quarterly consolidated financial statements of the Corporation and other financial disclosures of the Corporation and the accounting principles being applied in such statements and disclosures.

                                                                       Exhibit A

      9. Prior to public release, review with management and the independent accountants, the financial results for the prior year including the Corporation's annual report on Form 10-K.

      10. Meet with the chief financial officer and the independent accountants, in separate executive sessions, to discuss any matters that the committee or these groups believe should be considered privately.

      11. Review the insurance programs of the Corporation including professional malpractice, general liability, director and officer liability and property insurance, and the insurers carrying the Corporation's insurance.

      12. Oversee the establishment and thereafter periodically review a corporate code of conduct and the Corporation's policies on ethical business practices.

      13.   Review the committee's charter annually and revise as appropriately.

      14.   Define a policy on corporate securities trading.

                                                                       Exhibit B

                               Intelli-Check, Inc.
                             2001 Stock Option Plan

1. Purpose of the Plan. The purpose of this 2001 Stock Option Plan is to attract and retain the best available personnel for positions of responsibility within the Company, to provide additional incentive to Employees, Directors, Consultants and other Independent Contractors of the Company, and to promote the success of the Company's business through the grant of options to purchase shares of the Company's Common Stock. Options granted hereunder may be either Incentive Stock or Non-Qualified Stock Options, at the discretion of the Board. The type of options granted shall be reflected in the terms of written Stock Option agreements. The Company intends that the Plan meet the requirements of Rule 16b-3 under the Exchange Act and that the transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of
      Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

2.    Definitions. As used herein, the following definitions shall apply:

      a. "Board" shall mean the Board of Directors of the Company or, when appropriate, the Committee administering the Plan, if one has been appointed.

      b. "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

      c. "Common Stock" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

      d. "Company" shall mean Intelli-Check, Inc., a Delaware corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 425 (e) and (f), respectively, of the Code.

      e. "Committee" shall mean the Compensation Committee composed of two or more directors who are Non-Employee Directors and Outside Directors and who shall be elected by and shall serve at the pleasure of the Board and shall be responsible for administering the Plan in accordance with paragraph (a) of Section 4 of the Plan.

      f. "Employee" shall mean key employees, including salaried officers and directors and other key individuals employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company, except as provided in
            Section 9(b) of the Plan.

      g. "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

      h. "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that

                                                                       Exhibit B

            where there is a public market for the Common Stock, the Fair Market Value per Share shall be the average of the bid and asked prices of the Common Stock on the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported in the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is listed on the New York Stock Exchange or the NASDAQ Stock Market, the American Stock Exchange, the NASDAQ/National Market System the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

      i. "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      j. "Non-Employee Director" shall mean a non-employee director as defined in Rule 16b-3.

      k. "Non-Qualified Stock Option" shall mean an Option, which is not an Incentive Stock Option.

      l.    "Option" shall mean a stock option granted under the Plan.

      m.    "Optioned Stock" shall mean the Common Stock subject to an Option.

      n. "Optionee" shall mean an Employee of the Company who has been granted one or more Options.

      o.    "Outside Director" shall mean an outside director as defined in
            Section 162(m) of the Code or rules and regulations promulgated thereunder.

      p. "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

      q.    "Plan" shall mean this 2001 Stock Option Plan.

      r. "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

      s. "Stock Option Agreement" shall mean the written agreement between the company and the Optionee relating to the grant of an Option.

      t. "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

      u. "Tax Date" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an option.

3. Common Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of the shares which may be optioned and sold under the Plan is Five Hundred Thousand (500,000) Shares of Common Stock. The Shares may be authorized, but unissued, or previously issued Shares acquired by the Company and held in treasury.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options. The maximum number of Shares that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 150,000 Shares and the method of counting such Shares shall conform to any requirements

                                                                       Exhibit B


applicable to performance-based compensation under Section 162(m) of the Code or the rules and regulations promulgated thereunder.

4.    Administration of the Plan

      (a)   Procedure.

            i) The Plan shall be administered by the Board in accordance with Rule 16b-3 under the Exchange Act ("Rule 16b-3"); provided, however, that the Board may appoint a Committee to administer the Plan at any time or from time to time, and provide further, that if the Board is not "disinterested" within the meaning of Rule 16b-3, the Plan shall be administered by a Committee in accordance with Rule 16b-3.

            ii) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the Committee not to satisfy the "disinterested administration" requirements of Rule 16b-3.

      (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options and Non-Qualified Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 2 of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted including, without limitation, the terms of exercise (including the period of exercisability) or forfeiture of Options granted hereunder upon termination of the employment of an Employee; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (x) to accept or reject the election made by an Optionee pursuant to Section 17 of the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

      (c) Effects of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

      (d) Inability of Committee to Act. In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of options or Shares does not consist of two or more Non-Employee Directors,

                                                                       Exhibit B

            than any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

5.    Eligibility.

      (a) Consistent with the Plan's purposes, Options may be granted only to Employees, Directors, Consultants and other Independent Contractors of the Company as determined by the Board. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under
            Section 422 of the Code.

      (b) Unless otherwise provided in the applicable Stock Option Agreement, all Options granted to the Employees of the Company under the Plan will be subject to forfeiture until such time as the Optionee has been continuously employed by the Company for one year after the date of the grant of the Options, and may not be exercised prior to such time. At such time as the Optionee has been continuously employed by the Company for one year, the foregoing restriction shall lapse and the Optionee may exercise the Options at any time otherwise consistent with the Plan.

      (c) With respect to Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the employee during any calendar year (under all employee benefit plans of the Company) shall not exceed One Hundred Thousand Dollars ($100,000).

6. Effective Date of Plan; Termination of the Plan and Stock Options. The Plan shall become effective upon approval of the Board provided, however, that the Plan shall be subject to the affirmative vote of the holders of a majority of the common stock of the Company on or before December 31, 2001. No Option may be granted under the Plan after July 31, 2011 (ten years from the effective date of the Plan); provided, however that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.

7. Term of Option. Unless otherwise provided in the Stock Option Agreement, the term of each Option shall be five (5) years from the date of grant thereof. In no case shall the term of any Option exceed ten (10) years from the date of grant thereof. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent Stockholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement. If an option granted to the Company's chief executive officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under

                                                                       Exhibit B

      Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the Fair Market Value of a Share on the date such option is granted.

8.    Exercise Price and Payment.

      (a) Exercise Price. The per Share exercise price for Shares to be issued pursuant to exercise of an Option shall be determined by the Board, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, and in the case of Non-Qualified Stock Option shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of the grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Stockholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

      (b) Payment. The price of an exercised Option and the Employee's portion of any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid in United States dollars in cash or by check, bank draft or money order payable to the order of the Company.

9.    Exercise of an Option.

      (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                                                                       Exhibit B

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares to which the Option is exercised.

      (b) Termination of Status as an Employee. Unless otherwise provided in the applicable Stock Option Agreement, if an Employee's employment by the Company is terminated for cause, then any Option held by the Employee shall be immediately canceled upon termination of employment and the Employee shall have no further rights with respect to such Option. Unless otherwise provided in the Stock Option Agreement, if an Employee's employment by the Company is terminated for reasons other than cause, and does not occur due to death or disability, then the Employee may, with the consent of the Board, for ninety (90) days after he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein or in the applicable Stock Option Agreement, the Option shall terminate. For the purposes of this plan only, a Non-Employee Director is deemed to be an Employee.

      (c) Disability. Unless otherwise provided in the applicable Stock Option Agreement, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may, but only within twelve (12) months from the date of termination, exercise his Option to the extent he was entitled to exercise at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein or in the applicable Stock Option Agreement, the Option shall terminate.

      (d) Death. Unless otherwise provided in the Stock Option Agreement, if an Employee dies during the term of the Option and is at the time of his death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised at any time within twelve (12) months following the date of death (or such other period of time as is determined by the Board) by the Employee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that an Employee was entitled to exercise the Option on the date of death. To the extent the Employee was not entitled to exercise the Option on the date of death, or if the Employee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein or in the applicable Stock Option Agreement, the Option shall terminate.

10. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or

                                                                       Exhibit B

      distribution, or pursuant to a "qualified domestic relations order" under the Code and ERISA, and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.   Adjustments Upon Changes in Capitalization, Merger or Change of Control.

      (a) Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option.

      (b) Anything herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert, owning fifty percent (50%) or more of the combined voting power of all classes of securities of the Company) (collectively, a "Change of Control"), the Board, in its discretion, may determine that all Stock Options outstanding hereunder shall become immediately exercisable prior to the scheduled consummation of the event for a period to be determined by the Board (the "Change of Control Exercise Period"). Any exercise of a Stock Option during the Change of Control Exercise Period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Stock Options shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Stock Options theretofore granted, or for the substitution for such Stock Options for new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number

                                                                       Exhibit B

            and kinds of shares and exercise prices, in which event the Plan and Stock Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Stock Options not later than the time at which the Company gives notice thereof to its shareholders.

12.   Grants of Options.

      (a) The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

      (b) Officers, employee directors, other key employees of the Company or any subsidiary, consultants and independent contractors shall be eligible to be selected by the Board to receive stock option grants.

      (c) So long as shares are available under this Plan, Stock Options may be granted to Non-Employee Directors as follows:

            i) Stock Options shall be granted to each of the Non-Employee Directors to purchase forty-five thousand (45,000) shares of Common Stock on the first day of his/her three-year term as director, at a purchase price equal to the fair market value on the date of grant. If the term is less than three years, the option grant shall be prorated.

            ii) Stock Options granted to Non-Employee Directors shall be exercisable to the extent of one-third on the date of grant and an additional one-third on each of the succeeding two anniversaries of the date of grant provided such Non-Employee Director is re-elected to the Board.

            iii) In the event a Non-Employee Director ceases to serve as a member of the Board of Directors of the Company any time for any reason except the expiration of their current term, the portion of his Stock Option which is exercisable at the date of termination and all rights thereunder shall be exercisable by him at any time within three months thereafter, but in no event later than the termination date of his Stock Option.

            iv) In the event a Non-Employee Director has served his full term, his vested options shall be exercisable until the termination date of his Stock Option.

            v) If a Non-Employee Director shall die while serving as a director of the Company, the portion of his Stock Option which is exercisable at the date of

                                                                       Exhibit B

                  death may be exercised by his designated beneficiary or beneficiaries (or, a person who has been effectively designated, by his executor, administrator or the person to whom his rights under his Stock Option shall pass by his will or by the laws of descent and distribution) at any time within one year after the date of his death, but not later than the termination date of his Stock Option.

            vi) Nothing in the Plan or in any Stock Option granted pursuant hereto shall confer on any Non-Employee Director any right to continue as a director of the Company.

13.   Amendment and Termination of the Plan.

      (a) Amendment and Termination. The board may amend from time to time or terminate the Plan in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the Stockholders of the Company, to the extent required by law, rule, or regulation:

            i) Any material increase in the number of Shares subject to the Plan, other than in connection with an adjustment under
                  Section 11 of the Plan;

            ii) Any material change in the designation of the Employees eligible to be granted Options; or

            iii) Any material increase in the benefits accruing to participants under the Plan.

      (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the option of counsel for the company, such a representation is required by any aforementioned relevant provisions of law.


Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired upon the exercise of an Option by sale or exchange (a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

15. Reservation of Shares. The Company will at times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16. Option Agreement. Options shall be evidenced by Stock Option Agreements in such form as the Board shall approve.

17. Withholding Taxes. Subject to Section 4(b)(x) of the Plan and prior to the Tax Date, the Optionee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the exercise of any Option, a number of Shares having Fair Market Value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee.

An Optionee who is also an officer of the Company must take the above described election:

      (a) at least six months after the date of grant of the Option (except in the event of death or disability); and

      (b)   either:

            (i)   six months prior to the Tax Date, or

            (ii) prior to the Tax Date and during the period beginning on the third business day following the date the Company releases its quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

18.   Miscellaneous Provisions.

      (a) Plan Expense. Any expense of administering this Plan shall be borne by the Company.

      (b) Use of Exercise Proceeds. The payment received from the Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

      (c) Construction of Plan. The place of administration of the Plan shall be in the State of New York, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of New York without regard to conflict of law principles and, where applicable, in accordance with the Code.

      (d) Taxes. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributed to the delivery of Common Stock under the Plan from other amounts payable to the Employee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

      (e) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgement in any such action, suite or proceeding, except a judgement based upon a finding of bad faith; provided that upon the institution of any such action, suite or proceeding a Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on her or his own behalf.

                                                                       Exhibit B


      (f) Gender. For purposes of this Plan, words used in the masculine gender shall include the female and neuter, and the singular shall include the plural and vice versa, as appropriate.

      (g) No Employment Agreement. The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

PROXY                         INTELLI-CHECK, INC.

           Annual Meeting of Shareholders -- Wednesday, July 11, 2001.

      The undersigned shareholder of Intelli-Check, Inc. (the "Company") hereby appoints Frank Mandelbaum the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on June 1, 2001 at the Annual Meeting of Shareholders of the Company to be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 at 11:00 a.m., local time, on Wednesday, July 11, 2001, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.) Please mark boxes X or |X| in blue or black ink.

1. Election of Directors.

FOR all nominees  | |

WITHHOLD authority only for those nominees whose name(s) I have crossed out below | |

WITHHOLD authority for ALL nominees  | |

Nominees for Directors are:  Frank  Mandelbaum - 3 year term
                             Charles  McQuinn  - 3 year term
                             Howard Davis      - 2 year term

2. Proposal to approve the 2001 Stock Option Plan.

         For  | |        Against  | |        Abstain  | |

(Please fill in the reverse side and return promptly in the enclosed envelope.)

3. Proposal to approve the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

         For  | |        Against  | |        Abstain  | |

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                                          SIGNATURE(S) should be exactly as name
                                          or  names  appear  on this  proxy.  If
                                          stock  is held  jointly,  each  holder
                                          should   sign.   If   signing   is  by
                                          attorney,   executor,   administrator,
                                          trustee or guardian,  please give full
                                          title.

                                          Dated __________________________, 2001


                                          Signature ____________________________


                                          Print Name ___________________________


                                          Signature ____________________________


                                          Print Name ___________________________

  [Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope]